Exhibit 99.1

Corporate Presentation January 2025

Forward Looking Statements and Important Notes This presentation by VYNE Therapeutics Inc. (“VYNE”) includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, statements regarding VYNE’s development plans and timelines for repibresib (VYN201) and VYN202, VYNE’s InhiBET platform, planned trial designs, potential market opportunities, VYNE's cash runway into the second half of 2026, potential therapeutic benefits of repibresib (VYN201) and VYN202, and other statements regarding the future expectations, plans and prospects of VYNE. All statements in this presentation which are not historical facts are forward-looking statements. Any forward-looking statements are based on VYNE’s current knowledge and its present beliefs and expectations regarding possible future events and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those set forth or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: VYNE’s ability to successfully develop its product candidates; the timing of commencement of future preclinical studies and clinical trials; VYNE’s ability to enroll patients and successfully progress, complete, and receive favorable results from, clinical trials of its product candidates; VYNE’s ability to comply with various regulations applicable to its business; VYNE’s ability to create intellectual property and the scope of protection it is able to establish and maintain for intellectual property rights covering its product candidates, including the projected terms of patent protection; risks that any of VYNE’s patents may be held to be narrowed, invalid or unenforceable or one or more of VYNE’s patent applications may not be granted and potential competitors may also seek to design around VYNE’s granted patents or patent applications; estimates of VYNE’s expenses and capital requirements, and its ability to obtain additional capital on acceptable terms or at all; VYNE’s expectations regarding licensing, business transactions and strategic operations; VYNE’s future financial performance and liquidity; and volatility in VYNE’s stock price may result in rapid and substantial increases or decreases in the stock price that may or may not be related to VYNE’s operating performance or prospects. For a discussion of other risks and uncertainties, and other important factors, any of which could cause VYNE’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in VYNE’s Annual Report on Form 10-K for the year ended December 31, 2023, as well as discussions of potential risks, uncertainties, and other important factors in VYNE’s subsequent filings with the U.S. Securities and Exchange Commission. Although VYNE believes these forward-looking statements are reasonable, they speak only as of the date of this presentation and VYNE undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. Given these risks and uncertainties, you should not rely upon forward-looking statements as predictions of future events. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and VYNE’s own internal estimates and research. While VYNE believes these third-party sources to be reliable as of the date of this presentation, VYNE has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while VYNE believes its own internal research is reliable, such research has not been verified by any independent source. You are cautioned not to give undue weight to any such information, projections and estimates. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. This presentation concerns product candidates that are under clinical investigation. None of such product candidates have been approved for marketing by the FDA or the EMA, and such product candidates are currently limited to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. 2

Investment Highlights (NASDAQ: VYNE) Advancing novel BET inhibitor platform to improve the lives of patients suffering from immuno-inflammatory conditions Potential for Multiple Clinical Catalysts • Repibresib (VYN201): Phase 1b PoC data in vitiligo suggest VYN201 has the potential to be category leader • VYN202: Positive Phase 1a SAD/MAD reported in 2024 Program supported by robust preclinical data across multiple diverse models of immune-mediated disease Clinical Stage Pipeline Experienced Team & Strong Balance Sheet • Seasoned leadership team with demonstrated track record of progressing programs through regulatory approval • Balance sheet expected to fund key clinical milestones for Repibresib (VYN201) and VYN202 into 2H 2026 Innovative Target & Approach • BET inhibition represents a novel target for the treatment of immune-mediated diseases: Addressing the complex signaling of I&I diseases by disrupting inflammatory gene transcription • Potential across broad range of immune-mediated diseases representing multi-billion-dollar opportunities • Repibresib (VYN201): Phase 2b trial initiated in Q2 2024, with top-line results anticipated in mid-2025 • VYN202: Expanded Phase 1b PoC study in moderate-to-severe plaque psoriasis expected to be initiated in Q1 2025, with top-line results anticipated YE 2025 3

Building a Leading Early-Stage Pipeline to Address Unmet Needs in I&I Conditions

Program	Indication(s)	Route of Administration	Current Stage: Preclinical	Phase 1	Phase 2	Phase 3	Status / Next Anticipated Milestones	Rights
InhiBET™ Platform - Library of NCE BET Inhibitors for Any Indication Worldwide								
Repibresib (VYN201) Soft pan-BD BET inhibitor	Nonsegmental Vitiligo	Topical					• Phase 1 completed • Q2 2024: P2b initiated • Mid-2025: TLR P2b	Worldwide
VYN202 BD2-selective BET inhibitor	Moderate-to-Severe Plaque Psoriasis	Oral					• Q4 2024: P1a SAD/MAD Complete • Q1 2025: Initiate P1b	Worldwide
	Moderate-to-Severe Rheumatoid Arthritis						• Q4 2024: P1a SAD/MAD Complete • P1b ready[1]	
Ongoing evaluation for other immune-mediated and fibro-inflammatory diseases								

Based on current estimates. 1. P1b initiation subject to adequate levels of funding
TLR = top-line results; SAD = Single Ascending Dose; MAD = Multiple Ascending Dose

4

VYNE THERAPEUTICS

InhiBET BET Inhibitor Platform Bromodomain & Extra-Terminal Domain (BET) Inhibition for Immunology and Inflammatory Diseases 5

BET Proteins: Key Epigenetic Regulators of NF-kB, a Master Orchestrator of Inflammation



TCR
TLR
Cytokine receptor
e.g., IL-17, TNF
IKKγ
IKKα
IKKβ
IκBα
NFκB
complex
p50
p65
cytoplasm
Cytokine protein
ER
nucleus
NFκB
BET
protein
BD2
BD1
Acetylated
lysines
p-TefB
histones
chromatin
RNA-polymerase II
DNA
Cytokine RNA

- BET proteins are epigenetic regulators of transcription driven by NF-kB.
- NF-kB is a critical transcription factor in inflammation that orchestrates production of key inflammatory cytokines and activation of multiple immune cell types.

TCR (T cell receptor) and TLR (Toll-like receptor

Adapted from Wang, N., Wu, R., Tang, D. *et al.* The BET family in immunity and disease (2021)

6

BET Inhibition: A Novel Mechanism for the Treatment of I&I Conditions

BET Inhibition's Impact on Multiple Inflammatory Pathways Provides Potential to Address a Broad Range of Immune-Mediated Diseases



nucleus
BET-inhibition
NFκB
BD2
BD1
BET protein
Cytokine RNA
Acetylated lysines
p-TefB
DNA
histones
chromatin
RNA-polymerase II

	Th1/Tc1	Th17	Myeloid cells	B Cells
Primary Cell Type[1]	Th1/Tc1	Th17	Myeloid cells	B Cells
Cytokine Pathway[2]	• IL-12 • IFNγ • *BATF*	• IL-17 • IL-23 • IL-21 • *RORC*	• TNF • IL-6 • IL-1, • Chemokines • Adhesion molecules	• BAFF • IL-21 • IL-19 • IL-22
Proof-of-Concept Indications	Vitiligo	Psoriasis (PsO)	Rheumatoid Arthritis (RA)	
Other Potential Diseases[3]	• Lichen Planus • Alopecia Areata • Crohn's	• PsA • HS • IBD • AxSpA	• **PsO** • PsA • HS • IBD • AxSpA	Autoantibody-mediated diseases (e.g., SLE, **RA**)

Majority of immune-mediated and chronic inflammatory diseases are heterogeneous and driven by multiple immune pathways and cell types

1. Cell types involved in inflammation and autoimmunity. Th1: Helper T cell Type 1; Tc1: Cytotoxic T cell Type 1; Th17: IL-17 producing helper T cell
2. Cytokines and key mediators involved in each cell type. NF-kB is involved in both production and signaling of certain of the cytokines, e.g., TNF, IL-17. Transcription factors are in italics
3. List not exhaustive

7

Clinical Development Strategy

PoC studies in Vitiligo, PsO and RA serve as potential gateways to other large, strategically attractive markets


Proof-of-Concept
unlocks potential for broad development strategy across range of immune-mediated diseases
Strategic Markets

Vitiligo	PsO	RA
NF-kB Regulated Disease		
Dermatology	Dermatology	Rheumatology
Predominantly Th1/Tc1 Driven	Predominantly Th17 Driven	Myeloid cell activation, autoantibodies, T cells, B cells
Key Cytokines: IL12, IFNγ, CXCL10	Key Cytokines: IL-17, IL-23, TNF	Key Cytokines: TNF, IL-6, IL-1β

Nonclinical, clinical and genetic data suggest additional opportunities across multiple indications and TAs

Dermatology

Rheumatology

Gastrointestinal

Pulmonology

Oncology

8

VYNE's Drug Design Strategy

Optimize benefit/risk profile of BET inhibitors to target immune-mediated diseases

Repibresib (VYN201)
Pan-BD BET Inhibitor

Maximize local effect & minimize systemic exposure

- Tissue targeted administration routes & formulations
- Soft drug / drug delivery strategies to reduce impact of BD1 inhibition on steady-state gene regulation

VYN202
BD2-Selective BET Inhibitor

Improve efficacy and tolerability through BD2-selectivity

- Class-leading BD2 vs. BD1 selectivity for systemic administration
- BD2 activity more relevant to inflammatory gene expression
- Minimize BD1 inhibition to protect against steady-state gene disruption


BD2
BD1

VYNE THERAPEUTICS™

Gilan et al, Science. 2020 April 24; 368(6489): 387–394

Dawson et al, Science 2020; Belkina, Nikolajczyk & Denis, J. Immunol. 2013

9

Repibresib (VYN201): Vitiligo

Vitiligo Represents a Large and Growing Market Opportunity

Addressable Market : a Significant Unmet Need

- **Market penetration: Opzelura is the only product approved for treatment of vitiligo**
- **Patient activation represents large long-term growth opportunity:**
  - Significant # of patients do not currently seek treatment due to lack of approved and effective treatment options
- **Annual net sales of ~$10K / patient[1]**


1.9M
<0.2M
U.S. Diagnosed Vitiligo Patients
Patients Currently Seeking Treatment

Opzelura® (ruxolitinib) cream 1.5%

$ in millions

Est. 0.3M to 0.45M patients seeking treatment

LTM U.S. vitiligo net sales >$165M ~2 years post-launch[2]


>$165
$550
$553
$725
Q3 '24 LTM Vitiligo Net Sales
Cowen
Citi
Piper
Analyst 2030 Vitiligo U.S. Net Sales Estimates

Only one drug approved, treatment is dominated by non-specific therapies including topical steroids and phototherapy

Source: Gandhi et al. JAMA Dermatol. 2022;158(1):43-50; Kruger. 2012;51(10):1206-1212; Rangu. J Clin Dermatol Ther. 2021;7:070; Pandya. AAD 2023 Presentation; Incyte Corporate Pres. Aug. 2023; TD Cowen research dated Sept. 2023; Piper research dated Jan. 2023; Citi research dated July 2023

1. Opzelura estimated pricing: $2k per 60g tube*10 tubes per patient per year less GTN discount of 50% per Incyte mgmt.; 2. Estimated: Q3'24 LTM net sales $416M with vitiligo representing ~40% of TRx per Incyte mgmt.

11

Repibresib (VYN201): Phase 1 Proof-of-Concept

Repibresib (VYN201): Phase 1b Study in Active Vitiligo Patients 13 F-VASI = Facial Vitiligo Area Scoring Index Study Design: Treatment on the face and target lesion on trunk of active vitiligo patients for up to 16 weeks of QD treatment • N = up to 30: 3 cohorts, evaluating 0.5%, 1.0% and 2.0% strengths • Safety assessments include TEAEs, pharmacokinetics and local skin tolerance • Exploratory efficacy assessments include F-VASI, biomarkers and photography Key inclusion/exclusion criteria: • Subjects with a clinical diagnosis of active non-segmental vitiligo. An active vitiligo lesion is defined as evidence of hypochromic areas / borders and/or confetti-like depigmentation and/or peri-lesional inflammation and/or Koebner phenomenon. • Facial-Vitiligo Area and Severity Index Score (F-VASI) of ≥0.5. • Two contralateral active vitiligo target lesions on non-facial anatomical areas. Non-facial target lesion areas should not include hands, wrists, feet, or elbows. • The presence of leukotrichia should not exceed 50% of the full face or 50% of each non-facial target lesion. Primary objectives of Phase 1b: 1. Assess safety, tolerability and pharmacokinetics 2. Evaluate VYN201’s ability to arrest the progression of depigmentation in active vitiligo patients 3. Identify early evidence of repigmentation 4. Inform dose level / dose regimen of Phase 2b dose-ranging study Study Design

Promising Onset of Action and F-VASI Response Repibresib (VYN201) Phase 1b: QD Treatment in 100% active disease study population 14 -7.5% -30.2% -39.0% -45% -40% -35% -30% -25% -20% -15% -10% -5% 0% 0 4 8 12 16 Mean % CFB in F-VASI Weeks VYN201 0.5% (N = 10) VYN201 1% (N = 10) VYN201 2% (N=9) (p = 0.0138 vs. VYN201 0.5%)* *% CFB T-test based on latest observed case (LOCF) (p = 0.0077 vs. VYN201 0.5%)* 2% Cohort 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% % CFB in F-VASI (Improvement) Individual Subject F-VASI Response Week 16 0.5% Cohort 1% Cohort F-VASI50 F-VASI25 F-VASI75

-7.5% -30.2% -39.0% Litfulo -18.5% Povorcitinib -36.4% Opzelura -37.8% Rinvoq -35.6% -45.0% -40.0% -35.0% -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 0 4 8 12 16 20 24 Mean % CFB in F-VASI Weeks JAK Class (P2b) Week 24 data End of treatment for VYN201 P1b Demonstrated Competitive Results at 16 Weeks vs. JAK Class at 24 Weeks Repibresib (VYN201) Phase 1b: QD Treatment in 100% active disease study population 15 Note: Data is not based on Head-to-Head comparisons; Source: Clinicaltrials.gov; Study Publications: 1. NCT03715829 (LS mean %CFB for 50 mg QD); 2. NCT04818346 (LS mean %CFB for 45 mg QD); 3. NCT03099304 (LS mean %CFB for 1.5% BID); 4. NCT04927975 (LS mean %CFB for 11 mg QD); 1 2 3 4

Key Takeaways from Repibresib (VYN201) Phase 1b Results 16 1. Based on readily available public information such as clintrials.gov, academic publications and corporate websites/presentations • Significant clinical response demonstrated with once-daily dosing • Rapid onset of action with clear evidence of dose response • Upregulation of WNT pathway observed in skin biopsies and preclinical data PoC Achieved • Data suggest potential to be category leader • Favorable results compared with the JAK inhibitor competitive landscape • Demonstrated favorable safety and tolerability profile to date • Low systemic exposure levels support “soft” drug design • Believed to be first clinical demonstration of BET inhibitor’s effect in I&I disease1

Repibresib (VYN201) Phase 2b in Non-Segmental Vitiligo (NSV)

Top-line results from 24-week vehicle-controlled treatment period expected mid-2025



N = ~180 subjects with NSV (active and stable disease)
PART 1: Vehicle-controlled treatment period (24 weeks)
PART 2: Extension treatment period (28 weeks)
Safety follow-up (4 weeks)
Screening
1:1:1:1
Repibresib (VYN201) Gel 3% QD (N=~45)
Repibresib (VYN201) Gel 2% QD (N=~45)
Repibresib (VYN201) Gel 1% QD (N=~45)
Vehicle QD (N=~45)
Re-randomization 1:1:1
Key Inclusion Criteria
• Aged 18-75 with NSV
• F-VASI ≥ 0.5
• T-VASI ≥ 3
Key Exclusion Criteria
• Leukotrichia >33% of lesion
• Other forms of vitiligo
• Other skin depigmentation disorders
W24
Primary endpoint
W52

Key safety assessments:

- Treatment emergent adverse events
- Local skin tolerability assessments
- Clinical laboratory assessments, Physical exam/vitals, PK

Key efficacy endpoints:

Primary: Proportion of subjects achieving FVASI50 at Week 24 vs. Vehicle

Secondary: Proportion of subjects achieving TVASI50 at Week 52

Proportion of subjects achieving FVASI25/75 at Week 24 and 52

% CFB in FVASI score at Week 24 and 52

17

VYN202: BD2 selective BET inhibitor

VYNE's Drug Design Strategy

Optimize benefit/risk profile of BET inhibitors to target immune-mediated diseases

Repibresib (VYN201)
Pan-BD BET Inhibitor

Maximize local effect & minimize systemic exposure

- Tissue targeted administration routes & formulations
- Soft drug / drug delivery strategies to reduce impact of BD1 inhibition on steady-state gene regulation

VYN202
BD2-Selective BET Inhibitor

Improve efficacy and tolerability through BD2-selectivity

- Class-leading BD2 vs. BD1 selectivity for systemic administration
- BD2 activity more relevant to inflammatory gene expression
- Minimize BD1 inhibition to protect against steady-state gene disruption


BD2
BD1

Gilan et al, Science. 2020 April 24; 368(6489): 387–394
Dawson et al, Science 2020; Belkina, Nikolajczyk & Denis, J. Immunol. 2013

19

VYNE™ THERAPEUTICS

VYN202: A Novel BD2-Selective BET Inhibitor for Immune-Mediated Diseases 20 1. Based on readily available public information such as clintrials.gov, academic publications and corporate websites/presentations. • VYN202 is an innovative, oral BD2-Selective BET inhibitor • VYN202 is believed to be the most potent and BD2-selective BET Inhibitor in clinical development1 which is designed to improve efficacy and tolerability • Phase 1 SAD and MAD studies in healthy volunteers complete: • VYN202 was generally well tolerated with no drug-related adverse events historically associated with earlier generation, less selective BET inhibitors • Favorable PK profile demonstrated for VYN202, supporting once-daily dosing regimen • VYN202 demonstrated robust pharmacodynamic activity including evidence of target engagement and significant inhibition of inflammatory biomarkers relevant to several immune-mediated disorders in ex vivo stimulation assays, consistent with preclinical disease models Compelling data support VYN202’s potential as a novel, once-daily oral treatment for a broad range of immune-mediated disorders

Maximizing On-target Potency vs. BD2 and Minimizing Affinity to BD1 May Be The Key to Optimizing the Benefit/Risk Profile of BET Inhibitors for Immune-Mediated Diseases 21 Compound ID Potency vs. BD2* (nM) Selectivity** (BD1/BD2) VYN202 (VYNE) 1 ~10,000 NUV-868 (Nuvation)2 2 1,460x (FRET) ABBV-744 (AbbVie)3 28 753x (FRET) GSK620 (GSK)4 79 220x Pelabresib (NVS/MOR)2 17 5x (FRET) ABBV-0753 13 2.6x MK-8628/OTX-0155 26 1.5x BI-8949996 41 0.1x *Lower number denotes higher potency **Higher number denotes higher selectivity. Data based on nanoBRET assay unless otherwise indicated. 1. Based on readily available public information such as clintrials.gov, academic publications and corporate websites/presentations. 2. Nuvation corporate presentation (August 2024); 3. Faivre et al 2020; 4. Delmont et al 2020; 5. Wang et al 2017 6. Kraut et al 2018; Data on file VYN202 is believed to be the most potent and BD2-selective BET Inhibitor in clinical development1 which is designed to improve efficacy and tolerability BD1 BD2 EXT BD2 activity is associated with inflammatory gene induction that drives inflammatory responses in immune-mediated disease BD1 regulates “housekeeping” gene activity

VYN202: Preclinical Efficacy Models

- 10 20 30 40 50 60 70 80 IL-17 IL-22 VYN202: Clinical and Biomarker Effects Comparable to Deucravacitinib in Preclinical in vivo Model of Psoriasis 23 Day 15 After 7 days of treatment IMI/Placebo IMI/VYN202 3mg/kg IMI/Deucravacitinib 3mg/kg - 5 10 15 IL-1β IL-6 TNF-α IL-23 >93% lower expression of IL-17 in blood at all VYN202 doses compared to placebo Marked reduction of other disease related Th17 and Th1 cytokines in blood Pg/ml >93% lower expression of IL-17 for VYN202 vs. Placebo Pg/ml 0 25 50 75 100 125 150 8 9 10 11 12 13 14 15 Post-induction Treatment Day % Change in PASI Score VYN202 and Deucravacitinib surpassed PASI-90 by day 7 of treatment 1Sotyktu® (deucravacitinib) was approved in the U.S. in September 2022.; PASI-90 = 90% improvement from baseline in PASI score; Dorsal depilated BALB-C mice were dosed for 14 days with topical IMI cream (Day 1-7: induction phase, Day 8-14: treatment phase); IMI = imiquimod IMI/Placebo IMI/VYN202 (1mg/kg) IMI/VYN202 (3mg /kg) IMI/VYN202 (10mg /kg) IMI/Deucra (3mg /kg)

0 6 12 13 14 15 18 19 21 1.00 1.25 1.50 1.75 2.00 2.25 2.50 2.75 3.00 3.25 Day Left hind paw volume (mL) CIA+Placebo CIA+Dexamethasone (0.1mg/kg) CIA+GSK620 (10mg/kg) CIA+VYN202 (1mg/kg) CIA+VYN202 (3mg/kg) CIA+VYN202 (10mg/kg) Sham Control VYN202: Anti-Arthritic Effect and Decreased Antibody Levels Demonstrated in Preclinical Models of Arthritis 24 79% >98% lower expression of anti-CII IgG1 vs. CIA+placebo Collagen-Induced Arthritis Model Adjuvant-Induced Arthritis Model Placebo CIA+ Placebo CIA+Dex 0.1% CIA+GSK620 10mg/kg CIA+VYN202 1mg/kg CIA+VYN202 3mg/kg CIA+VYN202 10mg/kg 0 5000 10000 15000 20000 IgG1 (units/mL) - day 21 0 6 12 13 14 15 17 19 21 1.00 1.25 1.50 1.75 2.00 2.25 2.50 2.75 3.00 3.25 Right Paw Volume (mL) G1=Normal+Vehicle G2=AIA+Vehicle G3=AIA+Dexamethasone(0.1mpk) G4=AIA+VYN202(0.1mpk) G5=AIA+VYN202(1mpk) G6=AIA+VYN202(10mpk) G7=AIA+Upadacitinib(10mpk) Day G1 G2 G3 G4 G5 G6 G7 0 100000 200000 300000 400000 500000 IgG1 Concentration (ng/mL) * ** ** ** ** * *: P<0.05 ** ** **: p<0.01 ** * * • VYN202’s increased potency and selectivity led to improved outcomes vs. early generation BET inhibitor, GSK620 • VYN202 treatment resulted in dose-dependent reduction in severity of histopathology scores; Statistically superior to Placebo and GSK620 • Comparable effect on paw volume and IgG1 expression to Upadacitinib • Histopathology scores showed significant effect on preventing ankle inflammation vs. control for VYN202 10mpk (67% reduction vs. control) and Upadacitinib 10mpk (56% reduction vs. control) 88% 1Histopathology data on file

0 6 12 13 14 15 18 19 21 -2 0 2 4 6 8 10 12 14 16 Day Clinical score Sham Control CIA+Placebo CIA+Dexamethasone (0.1mg/kg) CIA+GSK620 (10mg/kg) CIA+VYN202 (1mg/kg) CIA+VYN202 (3mg/kg) CIA+VYN202 (10mg/kg) 25 VYN202 Results Show Strong Correlation with VYN201 Results Reinforcing BET potential and role of BD2 inhibition in treatment of I&I diseases 0 10 20 30 40 50 60 70 80 90 100 % Improvement from Baseline at Day 15 Psoriasis Model VYN201 Locally-administered 0.01% 0.1% 1% 1 (mg/kg) 3 10 3 VYN202 Deucra 71% 0 1 2 3 4 0 3 4 5 6 7 8 10 12 Clinical score treated leg 69% VYN201 - Locally-administered VYN202 Psoriasis Model Arthritis Model (CIA)

VYN202: Phase 1a SAD/MAD Data

VYN202 Phase 1a SAD/MAD Trial Design and Key Objectives 27 Placebo-controlled study evaluating safety, tolerability, PK and PD First-in-human trial in healthy volunteers complete 1. Intended to approximate 0.25mg QD dosing; DDI = drug-drug interaction Assess: Safety, Tolerability, Exposure Exploratory ex vivo pharmacodynamic data: • Target engagement • Inflammatory biomarker and cytokine panel Key Objectives Healthy Volunteers SAD MAD Trial size: N=40 Evaluated 4 doses of VYN202 (N=8 / cohort: 6 active : 2 placebo) 4 mg 2 mg 1 mg Complete Trial size: N=32 Evaluated 3 doses of VYN202 for 14 days and DDI with methotrexate (N=8 / cohort: 6 active : 2 placebo) 1 mg QD + MTX 1 mg QD 0.5 mg QD 1 mg Food Effect 0.5 mg QOD1 0.5 mg

VYN202 Demonstrated a Favorable Safety and Tolerability Profile in Phase 1 28 VYN202 was generally well tolerated in Phase 1 MAD with no drug related AEs of special interest historically associated with BET inhibitor class Treatment Emergent AEs Number of Subjects Reporting (%) Placebo (n=6) VYN202 0.5 mg QOD (n=6) 0.5 mg QD (n=6) 1 mg QD (n=6) Constipation 2 (33.3) 3 (50.0) Drowsiness 1 (16.7) 1 (16.7) Dysmenorrhea 1 (16.7) 1 (16.7) Headache 1 (16.7) 1 (16.7) Pruritus 1 (16.7) 1 (16.7) Note: Reported in >1 subject. Excludes those associated with ECG electrode placement and venipuncture reaction • VYN202 was generally well tolerated • No serious adverse events or discontinuations due to an AE • No clinically meaningful treatment emergent AEs • All treatment emergent AEs considered mild or moderate • No clinically significant abnormalities in clinical labs or electrocardiogram • No drug related AEs of special interest historically associated with the BET inhibitor class (thrombocytopenia, neutropenia or gastrointestinal safety findings) Safety Findings MAD Results

VYN202 Phase 1 MAD Results: Selected Laboratory Data 29 All laboratory results within normal limits throughout treatment and follow-up period 0 100 200 300 400 PD 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Mean 103/uL (±SE) Day 20 25 30 35 PD 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Mean seconds ( ±SE) Day 0.0 1.0 2.0 3.0 4.0 5.0 PD 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Mean 103/uL (±SE) Day 0 5 10 15 20 PD 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Mean g/dL ( ±SE) Day Platelets Neutrophils Lymphocytes aPTT Hemoglobin Cholesterol Placebo (n=6) 0.5 mg QOD (n=6) 0.5 mg QD (n=6) 1 mg QD (n=6) Upper/Lower limit of normal PD=Pre-dose Grade 1 (<150-75) Grade 2 (75-50) 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 PD 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Mean 103/uL (±SE) Day Grade 4 (0-25) Grade 3 (50-25) 0 100 200 300 400 PD 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Mean mg/dL ( ±SE) Day

VYN202 Phase 1 SAD and Day 14 MAD Pharmacokinetics 30 • Dose-dependent exposure from dose 0.5 QOD to 4mg, with low variability • ~4-fold accumulation observed, steady state reached after 7 QD doses • VYN202 exposure remained above key inhibitory levels vs. BD2 BRD4 for 24 hours post-dose on Day 14 • Median half-life of 36-41 hours supports a once daily dosing posology • No drug-drug interaction with methotrexate • Increased exposure with high fat diet 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 0 4 8 12 16 20 24 Mean ( ±SEM) Concentration (ng/mL) Time (Hours) 1mg QD 0.5mg QD 0.5mg QOD 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 0 4 8 12 16 20 24 Mean ( ±SEM) Concentration (ng/mL) Time (Hours) 4.0mg QD 2.0mg QD 1mg QD 0.5mg QD IC50 IC90 Mean Time Above IC vs. BD2 at Day 14 (hr) Dose IC50 IC75 1 mg QD >24 >24 0.5 mg QD >24 ~8 0.5 mg QOD >24 0 IC determined vs. BD2 BRD4 from cell-based nano-BRET assay IC50 IC90 IC75 IC75 Single Ascending Dose PK Multiple Ascending Dose PK, Day 14

Pharmacokinetics Showed Strong Correlation with Target Engagement 31 • Inhibition of BET proteins release pTEFb* which activates transcription of pTEFb-dependent genes such as HEXIM-1 leading to higher expression of the HEXIM-1 protein • Induction of HEXIM-1 closely follows corresponding pharmacokinetics of VYN202 (Tmax: ~4hrs) 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 0 4 8 12 16 20 24 Mean ( ±SEM) Concentration (ng/mL) Time (Hours) 1mg QD 0.5mg QD 0.5mg QOD IC50 IC90 pTEFb: positive transcription elongation factor-b IC75 Multiple Ascending Dose PK, Day 14 Multiple Ascending Dose HEXIM-1 Induction, Day 14 0.9 1.0 1.1 1.2 1.3 1.4 1.5 1.6 0 4 8 12 16 20 24 Mean ( ±SEM) Fold Induction vs. Predose Time (Hours) 0.5mg QOD 0.5mg QD 1.0mg QD Placebo Dose-dependent induction of HEXIM-1 with maximum effect observed at 0.5-1 mg QD

Demonstrated Impact on Pro-Inflammatory and Disease Related Cytokines 32 -60% -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% Mean % Change from Baseline Ex Vivo Inhibition of Disease Related Cytokines1, Day 14 1Using TLR4/TLR7 stimulation and analysis from whole blood samples Th17 Th1/Myeloid Cells Th1/Tc1 cytokines IL-17 (%) IL-23 (%) IL-1β (%) TNF (%) IL-6 (%) IFNγ (%) CXCL10 (%) Placebo (n=6) 31 30 18 27 5 6 27 0.5mg QOD (n=6) -12 -33 -16 -45 -29 -47 -37 0.5 mg QD (n=6) -29 -51 -33 -34 -37 -52 -47 1 mg QD (n=6) -42 -27 -16 -38 -44 -56 -47 Max Δ vs placebo -73 -81 -51 -72 -49 -62 -74 Significant inhibition of key cytokines relevant to several immune-mediated diseases Comparable inhibitory effects to that demonstrated in preclinical efficacy models Emerging relationship between VYN202 exposure, HEXIM-1 induction and cytokine inhibition

Majority of Cytokine Suppression Occurred in Concentrations at 1 mg or Below 33 in preclinical in vitro tests at fixed concentrations of VYN202 ranging from 0 to 10 ng/mL 1. 0.5mg QOD intended to approximate 0.25mg QD dose 2. Mean clinical concentration range of VYN202 is approximately 0.5 ng/mL (0.5mg QOD trough concentration at steady state) to approximately 5 ng/mL (1 mg Cmax at steady state). -100 -75 -50 -25 0 0 1 2 3 4 5 6 7 8 9 10 % Inhibition IFN𝛄𝛄 TNF IL23 IL17 IL1β IL6 -IC50 BD2 BRD4 -IC90 BD2 BRD4 VYN202 clinical exposure range (0.5 QOD-1 mg QD) VYN202 Concentration in Whole Blood (ng/mL) VYN202 exhibited steep exposure/response curves, consistent with preclinical disease models Majority of inhibitory effect occurred at exposures equivalent to 0.25 mg QD1 to 1 mg QD dosing of VYN202 (0 to 5 ng/mL) Minimal additional inhibitory benefit with increased exposure beyond 5ng/mL

VYN202 Phase 1a MAD Data Summary 34 • Demonstrated favorable safety and tolerability profile • No drug-related adverse events historically associated with earlier generation, less selective BET inhibitors, including thrombocytopenia, neutropenia or gastrointestinal toxicity findings • No serious adverse events (AEs), discontinuations due to an AE or clinically meaningful treatment emergent adverse events (TEAEs) • All TEAEs were considered mild or moderate in severity • No drug-related adverse events associated with laboratory results Safety Pharmacokinetics • Favorable PK profile • Data supports once-daily dosing regimen • VYN202 demonstrated dose dependent exposure that reached steady-state after 7 once-daily doses • VYN202 blood levels were within key inhibitory thresholds of IC50 to IC90 against BD2 BRD4 for at least 24 hours at all doses • No drug-drug interaction observed when VYN202 was co-administered with methotrexate, a treatment commonly used in the management of chronic immuno-inflammatory conditions Pharmacodynamics • Robust pharmacodynamic activity on target engagement and inflammatory biomarkers in ex vivo assays • VYN202 induced a dose-dependent increase in the target engagement biomarker HEXIM-1 with a maximal effect observed at 0.5mg to 1 mg QD • VYN202 inhibited the production of multiple inflammatory biomarkers related to Th17, Th1/myeloid and Th1/Tc dysregulated activity, consistent with preclinical models of VYN202 • VYN202 exhibited steep exposure/response curves, consistent with preclinical disease models, with majority of inhibitory effect occurring at exposures equivalent to 0.25 mg QD to 1 mg QD dosing of VYN202 (0 to 5 ng/mL) Compelling data support VYN202’s potential as a novel, once-daily oral treatment for a broad range of immune-mediated disorders

VYN202 Enhanced Phase 1b Study Design in Moderate-to-Severe Plaque Psoriasis

Top-line results from 12-week placebo-controlled treatment period expected YE 2025

N = up to 80 subjects with moderate-to-severe plaque psoriasis

Screening period
(30 days)

Key Inclusion Criteria
- 18-75 y
- BMI 18-40
- PASI ≥ 12
- sPGA≥ 3
- BSA ≥ 10%
- Biologic experienced capped at 30%

Key Exclusion Criteria
- Other forms of psoriasis
- Recent infections
- Concomitant immunomodulators

1:1:1:1

Placebo-controlled treatment period
(12 weeks)

- VYN202 1 mg QD (N=~20)
- VYN202 0.5 mg QD (N=~20)
- VYN202 0.25 mg QD (N=~20)
- Placebo QD (N=~20)

Safety follow-up
(4 weeks)

Baseline W1 W2 W4 W6 W8

W12 Primary endpoint

Key safety / PK assessments:

Treatment emergent adverse events

Physical exam/vitals

Clinical laboratory assessments

Cmin, Cave, AUC

Key efficacy endpoints: (exploratory)

Primary:
Change from baseline in PASI; PASI 75

Secondary:
PASI 90, PASI 100, sPGA 0/1, Scalp measures, DLQI

Biomarker Analysis

35

36 Multiple Paths to Potential Value Creation Across BET Inhibitor Programs P1a MAD Results Q4 LPI P2b Trial in Vitiligo Mid-Year Top-line Results P2b Trial in Vitiligo VYN201 VYN202 Top-line Results P1b PsO Q1 Q1 2024 2025 2026 Initiate P1b PsO P2b Extension Readout YE Cash Runway into 2H 2026 Based on current estimates; LPI = Last Patient In

NASDAQ: VYNE

Appendix

VYN201 is superior to ruxolitinib in inhibiting CD8+ t-cell proliferation VYN201 IC50 for IFNγ release superior to ruxolitinib VYN201 does not impart a cytotoxic effect on CD8+ t-cells at levels similar to ruxolitinib Pathogenesis of Vitiligo is Primarily Linked to CD8+ T-Cell Proliferation and Hyperactivity -12 -10 -8 -6 -4 0 2 0 4 0 6 0 8 0 100 120 Log[compound] M % inhibition VYN201 Ruxolitinib 1,00E-05 2,00E-06 4,00E-07 8,00E-08 1,60E-08 3,20E-09 6,40E-10 1,28E-10 1uM staurosporin 0 10 20 30 %CD8+ Annexin V + VYN201 Ruxolitinib Vehicle VYN201 mean IC50: 15nM Ruxolitinib mean IC50: 121nM -12 -10 -8 -6 -4 0 2 0 4 0 6 0 8 0 100 120 Log[compound] M % inhibition VYN201 Ruxolitinib VYN201 mean IC50: 8.5nM Ruxolitinib mean IC50: 15.8nM CD8+ T-cell Proliferation CD8+ T-cell Activation Marker IFNγ CD8+ T-cell Viability Repibresib (VYN201) has demonstrated marked inhibition of CD8+ t-cell expansion and activity at levels favorable to ruxolitinib

Age - year mean 49.2 53.2 57.0 52.9 Age group - no. / % 0 0% 0 0% 0 0% 0 0% 12-17 0 0% 0 0% 0 0% 0 0% 18-64 9 90% 8 80% 8 89% 25 86% >=65 1 10% 2 20% 1 11% 4 14% Female sex - no. / % 6 60% 7 70% 7 78% 20 69% Race or ethnic group Hispanic or Latino 0 0% 2 20% 7 78% 9 31% Not Hispanic or Latino 10 100% 8 80% 2 22% 20 69% Fitzpatrick Skin type - no. / % I 0 0% 0 0% 0 0% 0 0% II 5 50% 4 40% 1 11% 10 34% III 1 10% 3 30% 3 33% 7 24% IV 3 30% 2 20% 4 44% 9 31% V 0 0% 0 0% 1 11% 1 3% VI 1 10% 1 10% 0 0% 2 7% F-VASI mean / (min-max) 1.34 (0.54-3.21) 1.14 (0.51-3.36) 0.83 (0.51-1.92) 1.11 (0.51-3.36) Disease stability - no. / % Active / Progressive 10 100% 10 100% 9 100% 29 100% Stable 0 0% 0 0% 0 0% 0 0% Repibresib (VYN201) P1b Baseline Demographic and Clinical Characteristics 40 0.5% Cohort (N=10) 1% Cohort (N=10) 2% Cohort (N=9) Total (N=29)

Demonstrated Favorable Safety & Tolerability Profile in P1b 41 Adverse Events No serious adverse events reported No treatment related discontinuations All TEAEs classified as mild (>70%) or moderate; except for 2 severe events of application site pain reported for 1 subject in 2% cohort which resolved No dose/exposure-dependent increases in AEs No significant alterations in clinical safety lab parameters, with no impact on platelet counts Assessment Mean Score Range 0 (None) to 3 (Severe) Burning/Stinging 0.26 Scaling 0.15 Dryness 0.22 Pruritus 0.14 Erythema 0.29 Hyperpigmentation 0.10 Local Skin Tolerability